UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 North Causeway, Suite 1770
Metairie, Louisiana	70002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (504) 838-8222

(Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Effective December 15, 2005 the Board of Directors of Newpark Resources, Inc. (“Newpark”) appointed Gary Warren to the Board.  Mr. Warren has spent the past 33 years in various management and executive positions in the oilfield services industry and recently retired from Weatherford International, Ltd., where he served as Senior Vice President and President of the Drilling and Well Services Division for the past six years.

Item 9.01	Financial Statements and Exhibits.

(d)          Press Release dated December 27, 2005

SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed on its  behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: December 27, 2005	By:	/s/ Matthew W. Hardey

Matthew W. Hardey, Vice President
and Chief Financial Officer